UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

Central Index Key Number of the issuing entity: 0001705163 Morgan Stanley Capital I 2017-H1
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541001 Citigroup Global Markets Realty Corp.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-10	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On or about June 8, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-H1 (the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2017-H1, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates” and, together with the Publicly Offered Certificates, the “Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 8, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty-eight (58) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty-nine (89) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated May 24, 2017, between the Registrant and Barclays, certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated May 24, 2017, between the Registrant and Argentic, certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital

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Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated May 24, 2017, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated May 24, 2017, between the Registrant and SMF III, certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated May 24, 2017, between the Registrant and CREFI, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Citigroup Global Markets Realty Corp. (“CGMRC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated May 24, 2017, between the Registrant and CGMRC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 24, 2017, between the Registrant, MSMCH and the Underwriters and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of May 24, 2017, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 25, 2017 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated May 25, 2017.

In addition, the mortgage loans secured by the mortgaged properties identified as “Market Street – The Woodlands,” “Yeshiva University Portfolio,” “iStar Leased Fee Portfolio,” “123 William Street,” “Hyatt Regency Austin,” “Selig Portfolio,” “Magnolia Hotel Denver,” “One Presidential,” “Gateway Crossing,” “Crowne Plaza JFK” and “Atlanta and Anchorage Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu or subordinate promissory notes that are not an asset of the Issuing Entity (the “Market Street – The Woodlands Whole Loan,” the “Yeshiva University Portfolio Whole Loan,” the “iStar Leased Fee Portfolio Whole Loan,” the “123 William Street Whole Loan,” the “Hyatt Regency Austin Whole Loan,” the “Selig Portfolio Whole Loan,” the “Magnolia Hotel Denver Whole Loan,” the “One Presidential Whole Loan,” the “Gateway Crossing Whole Loan,” the “Crowne Plaza JFK Whole Loan” and the “Atlanta and Anchorage Hotel Portfolio Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Market Street – The Woodlands Whole Loan have entered into an intercreditor agreement, dated as of June 8, 2017 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Market Street – The Woodlands Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Yeshiva University Portfolio Whole Loan have entered into an intercreditor agreement, dated as of April 21, 2017 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Yeshiva University Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the iStar Leased Fee Portfolio Whole Loan have entered into an intercreditor agreement, dated as of March 30, 2017 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the iStar Leased Fee Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory

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notes evidencing the Magnolia Hotel Denver Whole Loan have entered into an intercreditor agreement, dated as of June 1, 2017 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Magnolia Hotel Denver Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the One Presidential Whole Loan have entered into an intercreditor agreement, dated as of May 9, 2017 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the One Presidential Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The One Presidential A/B Whole Loan.” The initial holders of the promissory notes evidencing the Gateway Crossing Whole Loan have entered into an intercreditor agreement, dated as of May 11, 2017 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Gateway Crossing Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Crowne Plaza JFK Whole Loan have entered into an intercreditor agreement, dated as of June 8, 2017 and attached hereto as Exhibit 99.13, that sets forth the respective rights of each such noteholder with respect to the Crowne Plaza JFK Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement; provided, that with respect to the Market Street – The Woodlands Whole Loan and the Crowne Plaza JFK Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Servicing Shift Mortgage Loans.”

The mortgage loans secured by the mortgaged properties identified as “123 William Street,” “Hyatt Regency Austin,” “Selig Portfolio” and “Atlanta and Anchorage Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “123 William Street Mortgage Loan,” the “Hyatt Regency Austin Mortgage Loan,” the “Selig Portfolio Mortgage Loan” and the “Atlanta and Anchorage Hotel Portfolio Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “123 William Street Whole Loan,” “Hyatt Regency Austin Whole Loan,” “Selig Portfolio Whole Loan” and “Atlanta and Anchorage Hotel Portfolio Whole Loan,” respectively). The initial holders of the promissory notes evidencing the 123 William Street Whole Loan have entered into an intercreditor agreement, dated as of March 6, 2017 and attached hereto as Exhibit 99.14, that sets forth the respective rights of each such noteholder with respect to the 123 William Street Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Hyatt Regency Austin Whole Loan have entered into an intercreditor agreement, dated as of May 11, 2017 and attached hereto as Exhibit 99.15, that sets forth the respective rights of each such noteholder with respect to the Hyatt Regency Austin Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Selig Portfolio Whole Loan have entered into an intercreditor agreement, dated as of May 2, 2017 and attached hereto as Exhibit 99.16, that sets forth the respective rights of each such noteholder with respect to the Selig Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing the Atlanta and Anchorage Hotel Portfolio Whole Loan have entered into an intercreditor agreement, dated as of March 23, 2017 and attached hereto as Exhibit 99.17, that sets forth the respective rights of each such noteholder with respect to the Atlanta and Anchorage Hotel Portfolio Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.”

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The 123 William Street Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2017-RB1 securitization transaction, dated as of March 1, 2017 (the “WFCM 2017-RB1 PSA” attached hereto as Exhibit 4.2), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of 123 William Street Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2017-RB1 PSA applicable to the servicing of the Pentagon Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Hyatt Regency Austin Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2017-C33 securitization transaction, dated as of May 1, 2017 (the “MSBAM 2017-C33 PSA” attached hereto as Exhibit 4.3), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of Hyatt Regency Austin Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2017-C33 PSA applicable to the servicing of the Hyatt Regency Austin Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Selig Portfolio Whole Loan will be serviced and administered under the pooling and servicing agreement for the GSMS 2014-GC22 securitization transaction, dated as of June 1, 2014 (the “GSMS 2014-GC22 PSA” attached hereto as Exhibit 4.4), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of Selig Portfolio Mortgage Loan” in the Prospectus, the terms and conditions of the GSMS 2014-GC22 PSA applicable to the servicing of the Selig Portfolio Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Atlanta and Anchorage Hotel Portfolio Whole Loan will be serviced and administered under the pooling and servicing agreement for the CFCRE 2017-C8 securitization transaction, dated as of June 1, 2017 (the “CFCRE 2017-C8 PSA” attached hereto as Exhibit 4.5), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The terms and conditions of the CFCRE 2017-C8 PSA applicable to the servicing of the Atlanta and Anchorage Hotel Portfolio Whole Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus,

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applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth in the Prospectus under “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” and “—Servicing of the Atlanta and Anchorage Hotel Portfolio Mortgage Loan”.

Credit Risk Retention

The Risk Retention Certificates were sold to the Retaining Party for $57,137,584.25 (representing 5.003% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Credit Risk Retention Agreement. The Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $57,099,629 (representing 5.00% of the aggregate fair value of all the Classes of Regular Certificates), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 17, 2017 and as filed with the Securities and Exchange Commission on May 17, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

1.1	Underwriting Agreement, dated as of May 24, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of June 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 25, 2017, which such certification is dated May 25, 2017.
99.1	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.3	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Starwood Mortgage Funding III LLC.
99.5	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Citi Real Estate Funding Inc.
99.6	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Citigroup Global Markets Realty Corp.
99.7	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.8	Co-Lender Agreement, dated as of April 21, 2017, between Argentic Real Estate Finance LLC, as Note A-1 Holder and Note A-2 Holder and Citi Real Estate Funding Inc., as Note A-3 Holder and Note A-4 Holder.
99.9	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.10	Co-Lender Agreement, dated as of June 1, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
99.11	Agreement Between Noteholders, dated as of May 9, 2017, by and between Argentic Real Estate Finance LLC, as Senior Noteholder and The Bancorp Bank, as Junior Noteholder.

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99.12	Agreement Between Note Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.13	Agreement Between Note Holders, dated as of June 8, 2017, by and between Argentic Real Estate Finance LLC, as Initial Note A-1 Holder and Argentic Real Estate Finance LLC, as Initial Note A-2 Holder.
99.14	Agreement Between Note Holders, dated as of March 6, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Barclays Bank PLC, as Initial Note A-3 Holder.
99.15	Agreement Between Note Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.16	Amended and Restated Co-Lender Agreement, dated as of May 2, 2017, by and among Deutsche Bank Trust Company Americas, as trustee for the benefit of the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22, as Current Note A-1 Holder, Deutsche Bank Trust Company Americas, as trustee for the benefit of the registered holders of Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-GC23, as Current Note A-2 Holder and Barclays Bank Plc, a public company registered in England and Wales, as Current Note A-3 Holder.
99.17	Co-Lender Agreement, dated as of March 23, 2017, among Rialto Mortgage Finance, LLC, as initial Note A-1-A Holder, Rialto Mortgage Finance, LLC, as initial Note A-1-B Holder, Citigroup Global Markets Realty Corp., as initial Note A-2 Holder, Barclays Bank PLC, as initial Note A-3-A Holder and Barclays Bank PLC, as Initial Note A-3-B Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date:  June 8, 2017

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 24, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of May 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of June 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 25, 2017, which such certification is dated May 25, 2017.
99.1	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.3	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
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99.4	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Starwood Mortgage Funding III LLC.
99.5	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Citi Real Estate Funding Inc.
99.6	Mortgage Loan Purchase Agreement, dated May 24, 2017, between Morgan Stanley Capital I Inc. and Citigroup Global Markets Realty Corp.
99.7	Agreement Between Note Holders, dated as of June 8, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.
99.8	Co-Lender Agreement, dated as of April 21, 2017, between Argentic Real Estate Finance LLC, as Note A-1 Holder and Note A-2 Holder and Citi Real Estate Funding Inc., as Note A-3 Holder and Note A-4 Holder.
99.9	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.10	Co-Lender Agreement, dated as of June 1, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
99.11	Agreement Between Noteholders, dated as of May 9, 2017, by and between Argentic Real Estate Finance LLC, as Senior Noteholder and The Bancorp Bank, as Junior Noteholder.
99.12	Agreement Between Note Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.13	Agreement Between Note Holders, dated as of June 8, 2017, by and between Argentic Real Estate Finance LLC, as Initial Note A-1 Holder and Argentic Real Estate Finance LLC, as Initial Note A-2 Holder.
99.14	Agreement Between Note Holders, dated as of March 6, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder and Barclays Bank PLC, as Initial Note A-3 Holder.
99.15	Agreement Between Note Holders, dated as of May 11, 2017, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.16	Amended and Restated Co-Lender Agreement, dated as of May 2, 2017, by and among Deutsche Bank Trust Company Americas, as trustee for the benefit of the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22, as Current Note A-1 Holder, Deutsche Bank Trust Company Americas, as trustee for the benefit of the registered holders of Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-GC23, as Current Note A-2 Holder and Barclays Bank Plc, a public company registered in England and Wales, as Current Note A-3 Holder.
99.17	Co-Lender Agreement, dated as of March 23, 2017, among Rialto Mortgage Finance, LLC, as initial Note A-1-A Holder, Rialto Mortgage Finance, LLC, as initial Note A-1-B Holder, Citigroup Global Markets Realty Corp., as initial Note A-2 Holder, Barclays Bank PLC, as initial Note A-3-A Holder and Barclays Bank PLC, as Initial Note A-3-B Holder.

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